UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

CYTOMX THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37587	27-3521219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Oyster Point Blvd
Suite 400
South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 515-3185

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CTMX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 12, 2025, CytomX Therapeutics, Inc., a Delaware corporation (the “Company”), issued a press release reporting its unaudited financial results as of and for the three months ended March 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 2.02 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

CX-2051 Phase 1 Interim Data Summary in Advanced, Late-line Colorectal Cancer

On May 12, 2025, the Company announced positive interim Phase 1 data for its EpCAM PROBODY® ADC candidate, CX-2051 monotherapy in advanced, late-line metastatic colorectal cancer (“CRC”). The interim data are as of an April 7th 2025 data cutoff from the ongoing CTMX-2051-101 Phase 1 study. The data encompassed certain results from 25 CRC patients treated with CX-2051 at 5 dose levels ranging from 2.4 mg/kg to 10 mg/kg, administered every three weeks (“Q3W”). The 2.4 mg/kg and 4.8 mg/kg doses were single patient dose escalation cohorts not anticipated to be therapeutically active. At the 7.2 mg/kg, 8.6 mg/kg, and 10 mg/kg doses, 23 patients were treated, 18 of whom were efficacy evaluable, having had at least one post-baseline tumor assessment as of the data cutoff. Patients enrolled in the study at the time of data cutoff had previously received a median of 4 prior lines of therapy and all patients had previously been treated with irinotecan. 64% of patients had liver metastases, 64% had KRAS mutations, and 96% were microsatellite stable. Patients were not preselected based on EpCAM expression levels.

As of the data cutoff, 18 patients were efficacy-evaluable at the expansion doses of 7.2 mg/kg, 8.6 mg/kg, and 10 mg/kg Q3W. The overall response rate across these cohorts was 28%, five of eighteen (5/18) patients demonstrated confirmed partial RECIST v1.1 responses. Three of seven (3/7) efficacy evaluable patients at the dose of 10 mg/kg Q3W demonstrated confirmed partial responses per RECIST v1.1. The disease control rate, including responding patients and patients with stable disease was 94% (17/18). Preliminary median progression free survival was 5.8 months as of the data cutoff with 10 of 18 patients remaining on study treatment.

As of the data cutoff, 25 patients were evaluable for safety. CX-2051 was generally well-tolerated as of the data cutoff with manageable adverse events, with no dose limiting toxicities. Most treatment related adverse events (“TRAEs”) were Grade 1 or Grade 2 in severity. The most common reported TRAEs were diarrhea (18 patients, 5 Grade 3), nausea (11 patients, 1 Grade 3), vomiting (8 patients, No Grade 3), fatigue (8 patients, 1 Grade 3), anemia (5 patients, 3 Grade 3), hypokalemia (3 patients, 1 Grade 3), neutrophil count decrease (2 patients, 2 Grade 3) and neutropenia (2 patients, 1 Grade 3). TRAEs included serious adverse events in 5 patients (1 Grade 2, 4 Grade 3). No Grade 4 or 5 TRAEs were observed. No events of interstitial lung disease or febrile neutropenia were reported as of the data cutoff.

The Company announced that it has commenced CX-2051 dose expansions at the 7.2 mg/kg, 8.6 mg/kg, and 10 mg/kg doses Q3W with the goal to enroll a total of approximately 20 patients at each dose level. The Company expects to provide an additional Phase 1 data update in the first quarter of 2026. The Company is planning initiation of a Phase 2 study in colorectal cancer in the first half of 2026.

Capital Resources

As of March 31, 2025, the Company had cash, cash equivalents and short-term investments of $79.9 million. The Company expects that its current cash, cash equivalents and short-term investments will be sufficient to fund current planned operations into the second quarter of 2026.

Forward-Looking Statements

This current report on Form 8-K includes forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this report that are not historical facts may be considered “forward-looking statements,” including without limitation statements regarding the sufficiency of cash, cash equivalents and short-term investments to fund planned operations and the Company’s plans to provide an additional Phase 1 data update and to initiate a Phase 2 study in colorectal cancer. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that are difficult to predict, may be beyond the Company’s control, and may cause the actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied in such statements. Risks and uncertainties that contribute to the uncertain nature of the forward-looking statements include: the unproven nature of the Company’s novel PROBODY® therapeutic technology; uncertainties around the Company’s ability to raise sufficient funds to carry out its planned research and development; the Company’s clinical trial product candidates are in the initial stages of clinical development and its other product candidates are currently in preclinical development, and the process by which preclinical and clinical development could potentially lead to an approved product is long and subject to significant risks and uncertainties, including the possibility that the results of preclinical research and early clinical trials, including initial CX-2051 results, may not be predictive of future results; the possibility that the Company’s clinical trials will not be successful; the Company’s dependence on the success of CX-2051 and CX-801; the Company’s reliance on third parties for the manufacture of the Company’s product candidates; possible regulatory developments in the United States and foreign countries, including China and the European Union; and the risk that we may incur higher costs than expected for research and development or unexpected costs and expenses or may not obtain expected savings from our announced restructuring. Additional applicable risks and uncertainties include those relating to our preclinical research and development, clinical development, and other risks identified under the heading “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 12, 2025. The forward-looking statements contained in this report are based on information currently available to the Company and speak only as of the date on which they are made. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statements, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report.

Exhibit No.	Description

99.1	Press release titled “CytomX Therapeutics Announces First Quarter 2025 Financial Results and Provides Business Update” issued by CytomX Therapeutics, Inc. on May 12, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2025	CYTOMX THERAPEUTICS, INC.

	By	/s/ Christopher W. Ogden
Christopher W. Ogden
SVP, Chief Financial Officer